                                                                   EXHIBIT 10.11

                                                                  Final 09/30/01
























                           1999 COMERICA INCORPORATED

                              AMENDED AND RESTATED

                          DEFERRED INCENTIVE AWARD PLAN

                           1999 COMERICA INCORPORATED
                              AMENDED AND RESTATED
                          DEFERRED INCENTIVE AWARD PLAN


                                TABLE OF CONTENTS

ARTICLE I.        PURPOSE AND INTENT..........................................................................  I-2

ARTICLE II.       DEFINITIONS
         A.       Definitions................................................................................. II-1
                  (1)      Account............................................................................ II-1
                  (2)      Irrevocable Election Form.......................................................... II-1
                  (3)      Beneficiary(ies)................................................................... II-1
                  (4)      Board.............................................................................. II-1
                  (5)      Code     .......................................................................... II-1
                  (6)      Comerica Stock Fund................................................................ II-1
                  (7)      Comerica Stock..................................................................... II-1
                  (8)      Committee.......................................................................... II-1
                  (9)      [Intentionally left blank]......................................................... II-1
                  (10)     Deferral Period.................................................................... II-1
                  (11)     Disabled and Disability............................................................ II-2
                  (12)     [Intentionally left blank]......................................................... II-2
                  (13)     Employer .......................................................................... II-2
                  (14)     ERISA.............................................................................. II-2
                  (15)     Exchange Act....................................................................... II-2
                  (16)     Participant........................................................................ II-2
                  (17)     Plan............................................................................... II-2
                  (18)     Plan Administrator(s).............................................................. II-2
                  (19)     Retirement......................................................................... II-2
                  (20)     Incentive Award ................................................................... II-2
                  (21)     Incentive Award Deferral........................................................... II-3
                  (22)     Trust.............................................................................. II-3
                  (23)     Trustee............................................................................ II-3
                  (24)     Unforeseeable Emergency............................................................ II-3

ARTICLE III.      ELECTION TO PARTICIPATE IN THE PLAN
         A.       Completion of Irrevocable Election Form..................................................... III-1
         B.       Contents of Irrevocable Election Form....................................................... III-1
         C.       Effect of Entering Into Irrevocable Election Form........................................... III-1
         D.       Special Rules Applicable to Irrevocable Election Form
                  and Deferral of Incentive Award ............................................................ III-2
                  (1)      Deferral Election to be Made Before
                           Compensation is Earned............................................................. III-2
                  (2)      Irrevocability of Deferral Election................................................ III-2
                  (3)      Cancellation of Deferral Election.................................................. III-3
         E.       Deferrals By Committee...................................................................... III-4

ARTICLE IV.         DEFERRED INCENTIVE AWARD COMPENSATION ACCOUNTS
                    AND INVESTMENT OF DEFERRED INCENTIVE AWARD
                    COMPENSATION
         A.         Deferred Incentive Award Accounts......................................................... IV-1
         B.         Earnings on Incentive Award Deferrals..................................................... IV-1
         C.         Contribution of Incentive Award Deferrals to Trust........................................ IV-2
         D.         Insulation from Liability................................................................. IV-2
         E.         Ownership of Incentive Award Deferrals.................................................... IV-2
         F.         [Intentionally left blank]................................................................ IV-3
         G.         Adjustment of Accounts Upon Changes in Capitalization..................................... IV-3

ARTICLE V.          DISTRIBUTION OF INCENTIVE AWARD DEFERRALS
         A.         In General................................................................................ V-1
                    (1)    Employment Through Deferral Period................................................. V-1
                    (2)    Termination Prior to End of Deferral Period ....................................... V-1
                    (3)    Death of Participant Prior to End of
                             Installment Distribution Period.................................................. V-2
                    (4)    Hardship Distributions ............................................................ V-2
                    (5)    Stock Distributions ............................................................... V-3
         B.         Designation of Beneficiary................................................................ V-3
                    (1)    Beneficiary Designation Must be Filed Prior to Participant's
                           Death.............................................................................. V-3
                    (2)    Absence of Beneficiary............................................................. V-3

ARTICLE VI.         AMENDMENT OR TERMINATION
         A.         Amendment and Termination of Plan......................................................... VI-1

ARTICLE VII.        AUDITING OF ACCOUNTS AND STATEMENTS
                    TO PARTICIPANTS
         A.         Auditing of Accounts...................................................................... VII-1
         B.         Statements to Participants................................................................ VII-1
         C.         Fees and Expenses of Administration....................................................... VII-1

ARTICLE VIII.       MISCELLANEOUS PROVISIONS
         A.         Nonforfeitability of Participant Accounts................................................. VIII-1
         B.         Prohibition Against Assignment............................................................ VIII-1
         C.         No Employment Contract.................................................................... VIII-1
         D.         Successors Bound.......................................................................... VIII-1
         E.         Prohibition Against Loans................................................................. VIII-1
         F.         Administration By Committee............................................................... VIII-1
         G.         Governing Law and Rules of Construction................................................... VIII-2
         H.         Power to Interpret........................................................................ VIII-2
         I.         Effective Date............................................................................ VIII-3

                                    RECITALS

         WHEREAS, Comerica Incorporated has deemed it in the best interests of the participants in the Corporation's Deferred 3 Year ROE Award Plan to amend and restate the plan to provide for deferrals of all incentive awards made under the Management Incentive Plan.


                                   ARTICLE I.

                               PURPOSE AND INTENT.

         The Plan enables Participants to defer receipt of all or a portion of their Incentive Award to provide additional income for them subsequent to retirement, disability or termination of employment. It is the intention of Comerica Incorporated that the Plan cover only employees who are management or highly-compensated employees within the meaning of sections 201(2), 301(a)(3), and 401(a)(1) of ERISA.

                                   ARTICLE II.
                                  DEFINITIONS.

         A. Definitions. The following words and phrases, wherever capitalized, shall have the following meanings respectively:

         (1) "Account(s)" means the account established for each Participant under Article IV(A) hereof.

         (2) "Irrevocable Election Form" means the Irrevocable Election Form in the form attached hereto as Attachment A, as it may be revised from time to time.

         (3) "Beneficiary(ies)" means the person(s), natural or corporate, in whatever capacity, designated by a Participant pursuant to this Plan, or the person otherwise deemed to constitute the Participant's beneficiary under
Article V(B)(2) hereof.

         (4) "Board" means the Board of Directors of Comerica Incorporated.

         (5) "Code" means the Internal Revenue Code of 1986, as amended.

         (6) "Comerica Stock Fund" means the investment established under the Plan pursuant to which a Participant may request investment of sums deferred under the Plan in units whose value is tied to the market value of shares of Comerica Stock.

         (7) "Comerica Stock" means shares of common stock of Comerica Incorporated, $5.00 par value.

         (8) "Committee" means the Compensation Committee of the Board, or such other committee appointed by the Board to administer the Plan.

         (9) [Intentionally left blank]

         (10) "Deferral Period" means the period during which a Participant elects to defer receipt of the Incentive Award under the Plan, which period shall end coincident with the Participant's Retirement.

         (11) "Disabled" or "Disability" means "disabled" under the Comerica Incorporated Long-Term Disability Plan or under the Comerica Incorporated Executive Long-Term Disability Plan, whichever such plan covers the individual.

         (12) [Intentionally left blank]

         (13) "Employer" means Comerica Incorporated, a Delaware corporation, and its subsidiary corporations, and any successor entity which may succeed the Employer and its subsidiary corporations.

         (14) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         (15) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (16) "Participant" means an employee whose Irrevocable Election Form has been accepted by the Committee pursuant to Article III(A) hereof, and who either has a deferral election currently in effect or an Account balance under the Plan.

         (17) "Plan" means the unfunded, nonqualified elective Deferred Incentive Award plan, the provisions of which are set forth herein, as they may be amended from time to time.

         (18) "Plan Administrator(s)" means the individual(s) appointed by the Committee to handle the day-to-day administration of the Plan.

         (19) "Retirement" means retirement under the Comerica Incorporated Retirement Plan.

         (20) "Incentive Award" means the incentive award granted to Participants pursuant to the Management Incentive Plan that is related to Comerica Incorporated's performance, including, but not limited to 3 year return on equity performance.

         (21) "Incentive Award Deferral(s)" means the amount of an incentive award a Participant has elected to defer, pursuant to an Irrevocable Election Form and, where the context requires, shall also include earnings on such amounts.

         (22) "Trust" means such trust as may be established by Comerica Incorporated in connection with this Plan.

         (23) "Trustee" means the entity selected by Comerica Incorporated as trustee of the Trust.

         (24) "Unforeseeable Emergency" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (within the meaning of Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

                                  ARTICLE III.
                      ELECTION TO PARTICIPATE IN THE PLAN.

         A. Completion of Irrevocable Election Form. An individual who wishes to become a Participant in the Plan must complete and sign an Irrevocable Election Form. Any Irrevocable Election Form received by the Committee or its delegate shall become binding upon the Committee's acceptance thereof. In the Irrevocable Election Form, the employee shall indicate the Incentive Award the Participant wishes to defer. A Participant must file a separate Irrevocable Election Form with respect to each year's Incentive Award he or she wishes to defer.

         B. Contents of Irrevocable Election Form. Each Irrevocable Election Form shall: (i) designate the amount of the Incentive Award to be deferred in whole percentages or in whole dollars; (ii) request that the Employer defer payment of the Incentive Award to the Participant until the year the Participant retires; (iii) state how the Participant wishes to receive payment of the Incentive Award Deferrals at retirement; and (iv) contain other provisions the Committee deems appropriate.

         C. Effect of Entering Into Irrevocable Election Form. Upon the Committee's acceptance of a Participant's Irrevocable Election Form, the Participant shall be (i) bound by the provisions of the Plan and by the provisions of any agreement governing the Trust; (ii) bound by the provisions of the Irrevocable Election Form; and (iii) deemed to have assumed the risks of deferral, including, without limitation, the risk of poor investment performance and the risk that Comerica Incorporated may become insolvent.










                                      III-1

         D. Special Rules Applicable to Irrevocable Election Forms and Deferral of The Incentive Award.

         (1) Deferral Election to be Made Before The Incentive Award is Earned. In no event shall any of the Incentive Award which has been earned by a Participant prior to the date such Participant's Irrevocable Election Form has been accepted by the Committee be deferred under the Plan. Further, the effective date of any Irrevocable Election Form shall not be earlier than the first day of the calendar year which begins after the Irrevocable Election Form is signed by the Participant and accepted by the Committee. Notwithstanding the preceding sentence, an Irrevocable Election Form delivered to the Committee within 60 days of the effective date of the Plan may defer the Incentive Award to be earned in the remaining portion of the year in which it is delivered; and, provided further, an Irrevocable Election Form delivered to the Committee within 30 days of the date an individual first becomes eligible to participate in the Plan may defer the Incentive Award to be earned in the remaining portion of the year in which it is delivered. Notwithstanding anything in this Article III to the contrary, the Committee, in its sole discretion, may impose limitations on the percentage or dollar amount of any Participant election to defer the Incentive Award and may impose rules prohibiting the deferral of less than 100% of any award under any other incentive plan of the Employer that permits deferral of awards thereunder.

         (2) Irrevocability of Deferral Election. Except as provided in Article III(D)(3) and V(A)(4) below, the provisions of the Irrevocable Election Form relating to a Participant's election to defer the Incentive Award and the Participant's selection of the time and manner of payment of the Incentive Award Deferrals shall be irrevocable.



                                      III-2

         (3) Cancellation of Deferral Election. In the event of an Unforeseeable Emergency, the Committee may, in its sole discretion, permit the Participant to cancel an election to defer the Incentive Award, in whole or in part, and permit the Participant to receive at the otherwise scheduled payment date whatever portion of the amount subject to the deferral election is necessary, in the judgment of the Committee, to alleviate the financial hardship occasioned by the Unforeseeable Emergency.

         Any Participant who seeks to cancel a deferral election on account of an Unforeseeable Emergency shall submit to the Committee a written request which sets forth in reasonable detail the Unforeseeable Emergency, and the amount of the Incentive Award Deferral which the Participant believes to be necessary to remedy it. In determining whether to grant any Participant's request to cancel a deferral election on the basis of an Unforeseeable Emergency, the Committee shall adhere to the requirements of Section 1.457-2(h)(4) of the Income Tax Regulations, the provisions of which are incorporated herein by reference. Any Participant who is permitted to cancel a deferral election shall not again be eligible to submit a deferral election until the calendar year following the calendar year in which such cancellation is permitted.

         If a Participant receives a hardship distribution under the Comerica Incorporated Preferred Savings Plan, the Participant's deferral election hereunder shall be automatically canceled to the extent it would defer the Participant's receipt of any Incentive Award the Participant would earn during a twelve-month period beginning on the date of the Participant's receipt of such hardship distribution. Any Participant whose deferral election is automatically canceled in accordance with the provisions hereof shall not again be eligible to submit a deferral election until the next enrollment period after the elapse of at least 12 months following the Participant's receipt of a hardship distribution.



                                      III-3

         E. Deferrals By Committee. At its discretion, the Committee may defer any of the Incentive Award payable to a Participant pursuant to a notice to the Participant. Any of the Incentive Award payable to a Participant which is deferred by the Committee shall be distributed to the Participant in shares of Comerica Stock by either a lump sum distribution of Comerica Stock or installments of Comerica Stock, upon his or her termination of employment. Any Incentive Award deferred under the Plan by the Committee shall be invested in the Comerica Stock Fund. Also, upon the death of the Participant on behalf of whom the Incentive Award is deferred prior to distribution of all of the Incentive Award deferred by the Committee and the earnings thereon, unless the Participant has delivered a beneficiary designation form to the Committee with respect to the sums deferred by the Committee, the balance will be distributed to the Beneficiary(ies) listed on the most recent beneficiary designation form delivered to the Committee with respect to any other Incentive Award deferred by the Participant under the Plan. If the Participant has not designated a Beneficiary(ies) with respect to sums deferred by the Committee and has not deferred any other Incentive Award under the Plan (or submitted a beneficiary designation form with respect to any such deferrals), the Incentive Award deferred by the Committee and any earnings thereon shall be payable in the form of Comerica Stock to the Participant's estate upon his or her death.







                                      III-4

                                   ARTICLE IV.
                        DEFERRED INCENTIVE AWARD ACCOUNTS
                   AND INVESTMENT OF DEFERRED INCENTIVE AWARD.

         A. Deferred Incentive Award Accounts. The Plan Administrator shall establish a book reserve account in the name of each Participant. As soon as is administratively feasible following the date the Incentive Award subject to a Participant's deferral election would otherwise be paid to the Participant, the Plan Administrator shall credit the Incentive Award being deferred to the Participant's Account. Each Participant's Account shall further be credited with earnings or charged with losses resulting from the deemed investment of the Incentive Award Deferrals credited to the Account as though the Incentive Award Deferrals had been invested in Comerica Stock, and shall be charged with any distributions, any federal and state income tax withholdings, any social security tax as may be required by law and by any further amounts, including administrative fees and expenses, the Employer is either required to withhold or determines are appropriate charges to such Participant's Account.

         B. Earnings on Incentive Award Deferrals. At the time a Participant submits an Irrevocable Election Form, and from time to time thereafter at intervals to be determined by the Committee, each Participant shall invest the balance of his Account, any earnings and dividends thereon in Comerica Stock.

         Comerica Incorporated shall be under no obligation to acquire any Comerica Stock to fund this Plan, and any investment actually made by the Corporation with Incentive Award Deferrals will be acquired solely in the name of Comerica Incorporated, and will remain the sole property of Comerica Incorporated.

         C. Contribution of Incentive Award Deferrals to Trust. In the sole discretion of Comerica Incorporated, all or any portion of the Incentive Award Deferrals credited to any Participant's Account may be contributed to a Trust established by Comerica Incorporated in connection with the Plan. No Participant or Beneficiary shall have the right to direct or require that Comerica Incorporated contribute the Participant's Incentive Award Deferrals to the Trust. Any Incentive Award Deferrals so contributed shall be held, invested and administered to provide benefits under the Plan except as otherwise required in the agreement governing the Trust.

         D. Insulation from Liability. No member of the Committee or officer, employee or director of any Employer shall be liable to any person for any action taken or omitted in connection with the administration of this Plan or Trust unless attributable to such individual's own fraud or willful misconduct.

         E. Ownership of Incentive Award Deferrals. Title to and beneficial ownership of any assets, of whatever nature, which may be allocated by Comerica Incorporated to any Account in the name of any Participant shall at all times remain with Comerica Incorporated, and no Participant or Beneficiary shall have any property interest whatsoever in any specific assets of Comerica Incorporated by reason of the establishment of the Plan nor shall the rights of any Participant or Beneficiary to payments under the Plan be increased by reason of Comerica Incorporated's contribution of Incentive Award Deferrals to the Trust. The rights of each Participant and Beneficiary hereunder shall be limited to enforcing the unfunded, unsecured promise of the Participant's Employer to pay benefits under the Plan, and the status of any Participant or Beneficiary shall be that of an unsecured general creditor of Comerica Incorporated. Participants and Beneficiaries shall not be deemed to be parties to any trust agreement Comerica Incorporated enters into with the Trustee.

         F. [Intentionally left blank]

         G. Adjustment of Accounts Upon Changes In Capitalization. In the event the number of outstanding shares of Comerica Stock changes as a result of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, spin-off, liquidation or other similar change in capitalization, or any distribution made to common stockholders other than cash dividends, the number or kind of shares of Comerica Stock in which such Accounts are deemed to be invested shall be automatically adjusted, and the Committee shall be authorized to make such other equitable adjustment of any Account, so that the value of the Account shall not be decreased by reason of the occurrence of such event. Any such adjustment shall be conclusive and binding.

                                   ARTICLE V.
                   DISTRIBUTION OF INCENTIVE AWARD DEFERRALS.

         A. In General. The benefits payable hereunder as Deferred Incentive Award shall be paid to the Participant or to the Participant's Beneficiary as follows:

         (1) Employment Through Deferral Period. If the Participant's employment with an Employer continues until the last day of the Deferral Period, Comerica Incorporated shall, as soon as administratively feasible following the end of the Deferral Period, distribute, or commence to distribute, the balance of the Account in the name of the Participant in Comerica Stock, in any manner described below which is selected by the Participant in the Participant's Irrevocable Election Form: (i) a single sum; (ii) annual installments over 5 years, (iii) annual installments over 10 years; or (iv) annual installments over 15 years.

         (2) Termination Prior to End of Deferral Period. If the Participant's employment with the Employer terminates prior to the last day of the Deferral Period (unless such termination is due to the Participant's Disability), then notwithstanding the manner of distribution selected by the Participant, Comerica Incorporated shall distribute or direct the Trustee to distribute Comerica Stock to the Participant as of the earliest convenient date, as determined by the Committee, which occurs subsequent to the date the Participant's employment terminates. Such shares shall be distributed to the Participant or to the Participant's Beneficiary in a single distribution as soon as is administratively feasible following the Participant's termination date.


         If the Participant's employment terminates prior to the last day of the Deferral Period because the Participant has become Disabled, then notwithstanding the distribution date selected by the Participant in the Participant's Irrevocable Election Form, certificates evidencing the Comerica Stock Fund investment, shall be distributed, or commence to be distributed, as soon as administratively feasible following his or her termination date, such distribution to be made in the manner specified in the Participant's Irrevocable Election Form.

         (3) Death of Participant Prior to End of Installment Distribution Period. If the Participant dies before a distribution of all the Comerica Stock is made, then the remaining Comerica Stock certificates shall be distributed to the Participant's Beneficiary, such distribution to be made as soon as is administratively feasible following the date of the Participant's death.

         (4) Hardship Distributions. In the event of an Unforeseeable Emergency involving a Participant which occurs prior to distribution of the entire balance of the Account in the name of the Participant, the Committee may, in its sole discretion, make a single distribution of Comerica Stock, to the Participant in an amount equal to such portion of the Account in the Participant's name as shall be necessary in the judgment of the Committee to alleviate the financial hardship occasioned by the Unforeseeable Emergency. Any Participant desiring a distribution under the Plan on account of an Unforeseeable Emergency shall submit to the Committee a written request for such distribution which sets forth in reasonable detail the Unforeseeable Emergency which would cause the Participant severe financial hardship, and the number of Comerica Stock certificates, which the Participant believes to be necessary to alleviate the financial hardship. In determining whether to grant any requested hardship distribution, the Committee shall adhere to the requirements of the Income Tax Regulations referred to in Article III(D)(3) hereof.

         (5) Stock Certificate Distributions. If, at the time an installment distribution of an Account in the name of any Participant is scheduled to commence, the fair market value of such Account does not exceed $5,000 then, notwithstanding an election by the Participant that such Account be distributed in installments, the balance of Comerica Stock in such Account shall be distributed to the Participant in a single distribution on or about the date the first installment is scheduled to be made.

         B. Designation of Beneficiary. A Participant shall deliver to the Committee a written designation of Beneficiary(ies) under the Plan, which designation may from time to time be amended or revoked without notice to, or consent of, any previously designated Beneficiary.

         (1) Beneficiary Designation Must be Filed Prior to Participant's Death. No designation of Beneficiary, and no amendment or revocation thereof, shall become effective if delivered to the Committee after such Participant's death, unless the Committee shall determine such designation, amendment or revocation to be valid.

         (2) Absence of Beneficiary. In the absence of an effective designation of Beneficiary, or if no Beneficiary designated shall survive the Participant, then the balance of the Account in the name of the Participant shall be paid to the Participant's estate.

                                   ARTICLE VI.
                            AMENDMENT OR TERMINATION.

         A. Amendment and Termination of Plan. This Plan may be amended or terminated at any time in the sole discretion of the Committee by a written instrument executed by the Committee. No such amendment shall affect the time of distribution of any of the Incentive Award earned prior to the time of such amendment or termination except as the Committee may determine to be necessary to carry out the purpose of the Plan.

         Written notice of any such amendment or termination shall be given to each Participant. Upon termination of the Plan, Comerica Incorporated shall distribute to each Participant or Beneficiary, or direct that the Trustee so distribute, the amounts which would have been distributed to such Participant or Beneficiary under the Plan had the Participant's employment with an Employer terminated at the time of termination of the Plan. In addition, no such amendment shall make the Trust revocable.

                                  ARTICLE VII.
                       AUDITING OF ACCOUNTS AND STATEMENTS
                                TO PARTICIPANTS.

         A. Auditing of Accounts. The Plan shall be audited from time to time as directed by the Committee by auditors selected by the Committee.

         B. Statements to Participants. Statements will be provided to Participants under the Plan on at least an annual basis.

         C. Fees and Expenses of Administration. Fees of the Trustee and expenses of administration of the Plan shall be deducted from Accounts.


















                                      VII-1

                                  ARTICLE VIII.
                            MISCELLANEOUS PROVISIONS.

         A. Nonforfeitability of Participant Accounts. Each Participant shall be fully vested in his or her Account.

         B. Prohibition Against Assignment. Benefits payable to Participants and their Beneficiaries under the Plan may not be anticipated, assigned (either at law or in equity), alienated, sold, transferred, pledged or encumbered in any manner, nor may they be subjected to attachment, garnishment, levy, execution or other legal or equitable process for the debts, contracts, liabilities, engagements or acts of any Participant or Beneficiary.

         C. No Employment Contract. Nothing in the Plan is intended to be construed, or shall be construed, as constituting an employment contract between the Employer and any Participant nor shall any Plan provision affect the Employer's right to discharge any Participant for any reason or for no reason.

         D. Successors Bound. The contractual agreement between Comerica Incorporated and each Participant resulting from the execution of an Irrevocable Election Form shall be binding upon and inure to the benefit of Comerica Incorporated, its successors and assigns, and to the Participant and to the Participant's heirs, executors, administrators and other legal representatives.

         E. Prohibition Against Loans. The Participant may not borrow any Incentive Award Deferrals from Comerica Incorporated nor utilize his or her Account as security for any loan from the Employer.

         F. Administration By Committee. Responsibility for administration of the Plan shall be vested in the Committee. To the extent permitted by law, the Committee may delegate any authority it possesses to the Plan Administrator(s). To the extent the





                                     VIII-1

Committee has delegated authority concerning a matter to the Plan
Administrator(s), any reference in the Plan to the "Committee" insofar as it pertains to such matter, shall refer likewise to the Plan Administrator(s).

         G. Governing Law and Rules of Construction. This Plan shall be governed in all respects, whether as to construction, validity or otherwise, by applicable federal law and, to the extent that federal law is inapplicable, by the laws of the State of Michigan. Each provision of this Plan shall be treated as severable, to the end that, if any one or more provisions shall be adjudged or declared illegal, invalid or unenforceable, this Plan shall be interpreted, and shall remain in full force and effect, as though such provision or provisions had never been contained herein. It is the intention of Comerica Incorporated that the Plan established hereunder be "unfunded" for income tax purposes and for purposes of Title I of ERISA, and the provisions hereof shall be construed in a manner to carry out that intention.

         H. Power to Interpret. This Plan shall be interpreted and effectuated to comply with the applicable requirements of ERISA, the Code and other applicable tax law principles; and all such applicable requirements are hereby incorporated herein by reference. Subject to the above, the Committee shall have power to construe and interpret this Plan, including but not limited to all provisions of this Plan relating to eligibility for benefits and the amount, manner and time of payment of benefits, any such construction and interpretation by the Committee and any action taken thereon in good faith by the Plan Administrator(s) to be final and conclusive upon any affected party. The Committee shall also have power to correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as the Committee shall deem proper to carry out and put into effect this Plan; and any construction made or other action taken by the Committee




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

pursuant to this Article VIII(H) shall be binding upon such other party and may be relied upon by such other party.

         I. Effective Date. The effective date of this amendment and restatement shall be September 2001, except as otherwise expressly stated herein.


































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